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                                EXHIBIT 10 (A)
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                              CONSENT OF COUNSEL
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[TRANSMITED ON CANADA LIFE LETTERHEAD]



April 20, 1999



Board Of Directors
Canada Life Insurance Company of New York
Canada Life of America Variable Annuity Account 2
410 Saw Mill River Road
Ardsley, New York 10502

Gentlemen:

I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 33-64240) filed by Canada Life Insurance Company of New York and Canada Life of New York Variable Annuity Account 2 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,

/s/ Charles MacPhaul
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Charles MacPhaul
Senior Counsel, U.S. Division